Exhibit 10.33

         ROUNDUP READY(R) FLEX GENE LICENSE AND SEED SERVICES AGREEMENT


    THIS AGREEMENT (the "Agreement") is made as of the 22nd day of December, 2004, by and between MONSANTO COMPANY, having a place of business at 800 North Lindbergh Boulevard, St. Louis, Missouri 63167, and DELTA AND PINE LAND COMPANY, having a place of business at One Cotton Row, Scott, Mississippi 38772.

                             SECTION 1 - BACKGROUND

     1.1 MONSANTO, D & M PARTNERS, and D&PL have entered into the ROUNDUP READY(R) GENE LICENSE pertaining to the commercialization of certain MONSANTO TECHNOLOGY in the United States.

     1.2 MONSANTO has developed and has the present intention to continue to develop TECHNOLOGY which is useful in the production of genetically modified cotton plants exhibiting tolerance to ROUNDUP(R) HERBICIDE and also possess certain know-how and germplasm relating to such cotton plants. MONSANTO has developed a line of cotton known as EVENT 88913, that contains a ROUNDUP(R) READY GENE and will be marketed as Roundup Ready(R) Flex Cotton. EVENT 88913 is a SUBSEQUENT ROUNDUP READY(R) GENE.

     1.3 Effective February 14, 2003, MONSANTO and D&PL entered into an Agreement for Development of ROUNDUP READY(R) COTTON under which MONSANTO and D&PL have cooperated in producing DELTAPINE ROUNDUP READY(R) CULTIVARS containing EVENT 88913, including stacking it with LEPIDOPTERAN-ACTIVE GENES, including LEPIDOPTERAN-ACTIVE GENES licensed by MONSANTO to D&PL under the BOLLGARD(R) GENE LICENSE and the BOLLGARD(R) II GENE LICENSE.

     1.4 Under Section 3.4(a) of the ROUNDUP READY(R) GENE LICENSE, D&PL has an option to acquire a license to any SUBSEQUENT ROUNDUP READY(R) GENE for which MONSANTO obtains GOVERNMENT APPROVAL for use in cotton. The terms and conditions of licenses pertaining to any such SUBSEQUENT ROUNDUP READY(R) GENE shall be identical to the terms and conditions of the license and sublicense pertaining to the ROUNDUP READY(R) GENE. MONSANTO desires for D&PL to have such a license and D&PL desires to exercise such option for such a license for itself and D&M PARTNERS.

                           SECTION 2 - INTERPRETATION

     2.1 DEFINITIONS: In this Agreement, unless the context otherwise requires, all capitalized terms shall have the meaning set forth in the ROUNDUP READY(R) GENE LICENSE, provided that the following terms when used in this Agreement shall have the following meanings:

         2.1.1 The term "BOLLGARD(R) GENE LICENSE" means the Bollgard(R) Gene License and Seed Services Agreement between MONSANTO, D&M PARTNERS and D&PL dated February 2, 1996, as amended as of December 8, 1999, January 2, 2000, March 26, 2003 and April 8, 2003, as the same may be further amended in accordance with its terms. 2.1.2 The term "BOLLGARD(R) II GENE LICENSE" means the Bollgard(R) II Gene License and Seed Services Agreement between MONSANTO and D&PL dated December 2000, as the same may be further amended in accordance with its terms.

         2.1.3 The term "EVENT 88913" means the line of transgenic cotton containing the SUBSEQUENT ROUNDUP READY(R) GENE for which MONSANTO is seeking GOVERNMENT APPROVAL, as of the date first written above.

         2.1.4 The term "ROUNDUP READY(R) GENE LICENSE" means the Roundup Ready(R) Gene License and Seed Services Agreement between MONSANTO, D&M PARTNERS and D&PL dated February 2, 1996, as amended as of July 26, 1996, December 8, 1999, January 2, 2000, March 26, 2003 and April 8, 2003, as the same may be further amended in accordance with its terms.

                        SECTION 3 - TERMS AND CONDITIONS

     3.1 As prescribed by Section 3.4(a) of the ROUNDUP READY(R) GENE LICENSE, MONSANTO hereby licenses the SUBSEQUENT ROUNDUP READY(R) GENE contained in EVENT 88913 under the same terms and conditions set forth in the ROUNDUP READY(R) GENE LICENSE as they pertain to the FIRST ROUNDUP READY(R) GENE, except for any differences expressly stated herein, to D&PL.

     3.2 Exhibit A contains the LICENSED PATENT RIGHTS relevant to EVENT 88913. The trademark "ROUNDUP READY(R)" shall be applied as follows:

                              ROUNDUP READY(R) FLEX

and any shorthand designation of the subject SUBSEQUENT ROUNDUP READY(R) GENE used in documents shall be "ROUNDUP READY FLEX" or "RRF".

     3.3 INCORPORATION OF EXHIBITS: Exhibit A is incorporated herein and made a part hereto.
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     IN WITNESS  WHEREOF,  this  Agreement has been executed by duly  authorized representatives of the parties herein.

                  DELTA AND PINE LAND COMPANY


                  By:/s/ R. D. Greene
                     -----------------------------------------------------------

                  Title: Vice President - Finance & Treasurer
                        --------------------------------------------------------

                  MONSANTO COMPANY


                  By: /s/ Mark Edge
                     -----------------------------------------------------------

                  Title: Cotton Product Manager
                        --------------------------------------------------------